                               Managed Municipals
                                Portfolio II Inc.

                                  Annual Report

                                 August 31, 2000

                               Managed Municipals
                                Portfolio II Inc.

Dear Shareholder:

   We are pleased to provide the annual report for the Managed Municipals Portfolio II Inc. ("Fund") for the year ended August 31, 2000. During the 12 months covered by this report, the Fund distributed income dividends totaling $0.60 per share. The table below shows the annualized distribution rate and 12-month total return based on the Fund's August 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

          Price             Annualized               12-Month
        Per Share       Distribution Rate(2)    Total Return(2)
     --------------     --------------------    ---------------
       $11.51 (NAV)           5.21%                   8.49%
       $9.938 (NYSE)          6.04%                   5.21%

   In comparison, the Lipper Inc. (Lipper)(3) peer group of general closed-end municipal bond funds returned 5.65% based on NAV for the same period.

---------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for 12 months. This rate is as of September 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors, including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3    Lipper is an independent mutual fund-tracking organization.

Special Shareholder Notice

     The Fund continued to repurchase (and retire) shares during the period. We believe that the share repurchase program that started on July 27, 1999, has been an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Funds shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

     The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program, the Fund has repurchased (and retired) 978,400 shares with an average buyback price of $9.407. As of August 31, 2000, this repurchase program has increased the Fund's shares' NAV by over $0.15 and increased the Fund's shares' total return by approximately 1.39% when measured by NAV.

Municipal Bond Market Update

     The municipal bond market had little reaction to the Federal Reserve Board's ("Feds") decision to keep interest rates steady or to its view that risk in the economy is weighted toward inflation. In our view, the bond market is still pricing in anticipation of any possible Fed tightening by the end of the year. However, we expect monetary policy to remain steady throughout 2000 and we would not be surprised if the Fed were to shift to a more neutral stance before the end of the year.

     We also believe the Fed is likely to remain apolitical as the 2000 Presidential election nears, especially since we are approaching an election involving a change in administration. A critical point, which is often overlooked by many investors, is that Fed monetary policy adjustments often take time to be absorbed into the general economy. The Fed has tightened 175 basis points(4)since June 1999 and the recent rallies we have seen in the bond market are a result of changes enacted since the Fed began raising interest rates.

     Since the last Fed tightening on May 16, 2000, most sectors of the bond market have begun to improve relative to U.S. Treasuries, following the recent ascent of their yields to high relative levels. While the decline in yields may mean that bargains in the market may be more difficult to find,


------------
4    A basis point is 0.01% or one one-hundredth of a percent.

the good news is that bond performance for the most part has improved -- and with improved performance, we have seen better market psychology, which in turn may reduce risks going forward. (Of course, no guarantees can be given that our expectations will be met.)

     After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. Interest rate increases by the Fed have moderated the U.S. expansion, but the tightening cycle may not be complete. Fed Chairman Alan Greenspan has stated openly that he doubts whether economic growth needs to slow markedly below potential in order to keep inflation low, but the matter remains a key subject of debate at the Fed. In any case, among bond market pundits, news of an economic slowdown typically calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

     In addition, a vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving some additional comfort to investors regarding the creditworthiness of securities they own.

     Under current market conditions, demand for bonds is fairly constant, so reduced supply provides support to market prices. As a result, during these times of rapid interest rate movements, much of the price volatility experienced in other areas of the bond market, and which many investors find so unsettling, is smoothed in the municipal bond market.

     Municipal bond prices in general have been very firm lately: since late May, a triple 'A' ten-year municipal index has experienced price improvement (and yield decline) of 50 basis points or more. Demand in the municipal bond market has been steady to increasing as recent volatility in the stock market has undoubtedly led some investors to rethink their portfolio mix, and to establish or augment their bond positions.

Investment Strategy

     The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal./5/ The Fund invests primarily in long-term, investment-grade/6/ municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities.

-------------
5 Please note that a portion of the Funds income may be subject to the Alternative Minimum Tax ("AMT").
6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.

     During the past year, the Fund focused on transportation bonds (20%), hospital bonds (13%) and general obligation bonds (11%) because we believed these sectors offered good relative values. In addition, as of August 31, 2000, 89.1% of the Fund's holdings were rated investment-grade, with 37.5% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

     In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up to higher levels, we have added discounted high-quality bonds at the long end of the yield curve,/7/ enabling us to invest our excess cash at higher yields.

     The Funds investment strategy going forward will be three fold:

          . To lengthen maturities in the Fund to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

          .    To focus on investing in high-grade issues; and

          . To invest in discount paper, as this is where we believe we can obtain the best values.

     Another goal is to sell off some of our shorter-term maturities that were defensive and stretch out longer on the yield curve. We see the best opportunity for potential reward right now at the long end of the yield curve.

Municipal Bond Market Outlook

     We believe that demand for municipal bonds may remain strong based on economic issues related to the political campaign. One of the main topics is how the various candidates would spend the significant federal government surplus. The Congressional Budget Offices baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. The total budget surplus over ten years is projected to be about $4.6 trillion.


---------
7 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

     In our opinion, a number of factors bode well for the municipal bond market. The new issue market is expected to shrink this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new municipal bonds expected to be issued in 2000. Given the thinly traded market and lack of liquidity that currently exist, we believe that any positive catalyst, such as an increase in issue volume, could give the market much-needed momentum.

     Fiscal trends are another major positive. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments boast budget surpluses. We believe these surpluses indicate that some investors may feel more comfortable owning municipal bonds, even in a downturn. And lastly, recent narrowing of spreads in the taxable market has made other fixed income alternatives less attractive. All of these trends help to explain why we remain optimistic about the prospects for the municipal bond market in the months ahead.

     Thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon                  /s/ Joseph P. Deane

Heath B. McLendon                      Joseph P. Deane
Chairman                               Vice President and
                                       Investment Officer

September 11, 2000

Take Advantage of the Fund's Dividend Reinvestment Plan!
Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary
If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears beginning on page 26. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                             Schedule of Investments
                                 August 31, 2000

    Face
   Amount     Rating(a)             Security                              Value
================================================================================
Alabama -- 1.0%
 $  1,270,000    AAA  Jefferson County, AL Sewer Revenue,
                        Capital Improvements, FGIC-Insured,
                        Series A, 5.375% due 2/1/36                  $ 1,214,438
--------------------------------------------------------------------------------
Alaska -- 2.5%
    2,895,000    A2*  Alaska Industrial Development & Export
                        Authority Revolving Fund, Series A,
                        6.500% due 4/1/14 (b)                          3,007,181
--------------------------------------------------------------------------------
California -- 3.7%
    2,500,000   Ba1*  California Educational Facilities Authority
                        Revenue, (Pooled College & University
                        Projects), Series A, 5.625% due 7/1/23         2,321,875
    2,000,000    A2*  California Health Facilities, Cedar Sinai
                        Medical Center, Series A, 6.250%
                        due 12/1/34                                    2,045,000
--------------------------------------------------------------------------------
                                                                       4,366,875
--------------------------------------------------------------------------------
Colorado -- 19.7%
    1,000,000   AAA   Arapahoe County, CO Capital Improvement
                        Trust Fund, E-470 Public Highway
                        Authority Revenue, (Pre-Refunded--
                        Escrowed with U.S. government securities
                        to 8/31/05 Call @ 103), 7.000%
                        due 8/31/26                                    1,136,250
    1,000,000   A-    Aspen, CO Sales Tax Revenue, Series A,
                        5.400% due 11/1/19                               966,250
                        Colorado Health Facilities Authority Revenue:
    1,000,000   AA-      Series A, 5.000% due 12/1/28                    866,250
    1,000,000   A        Series B, Remarketed 7/8/98, 5.350%
                            due 8/1/15                                   943,750
    4,000,000   BBB+  Colorado Springs, CO Airport Revenue,
                        Series A, 7.000% due 1/1/22 (b)                4,135,000
   30,000,000   Aaa*  Dawson Ridge, CO Metropolitan District
                        No. 1, Series A, (Escrowed to Maturity
                        with REFCO Strips), zero coupon bond
                        to yield 5.213% due 10/1/22                    7,200,000
                      Denver, CO City & County:
                        Airport Revenue, Series C:
    3,465,000   A       6.125% due 11/15/25 (b)                        3,711,881



                                                       See Notes to
                                                       Financial Statements.

                             Schedule of Investments
                           August 31, 2000 (continued)


    Face
   Amount      Rating(a)            Security                              Value
================================================================================
Colorado -- 19.7% (continued)
$   2,785,000  A           Partially Escrowed to maturity with
                             U.S. government securities, 6.125%
                             due 11/15/25 (b)(c)                     $ 2,983,431
    1,000,000  AAA        COP, Series B, AMBAC-Insured,
                            5.500% due 12/1/25 (b)                       990,000
--------------------------------------------------------------------------------
                                                                      22,932,812
--------------------------------------------------------------------------------
Florida -- 5.0%
    1,500,000  BBB-      Martin County, FL IDA, (Indiantown
                          Cogeneration Project), Series A, 7.875%
                          due 12/15/25 (b)                             1,530,000
    4,000,000  NR        Tampa, FL Revenue, (Florida Aquarium Inc.
                          Project), (Pre-Refunded  Escrowed with
                          U.S. government securities to 5/1/02
                          Call @ 102), 7.750% due 5/1/27 (c)           4,285,000
--------------------------------------------------------------------------------
                                                                       5,815,000
--------------------------------------------------------------------------------
Georgia -- 1.8%
    1,000,000  A3*       Private Colleges & Universities Authority
                          Revenue, (Mercer University Project),
                          Series A, 5.375% due 10/1/29                   932,500
    1,000,000  BBB-      Savannah, GA EDA Revenue, (College of
                          Art & Design Inc. Project), Series A,
                          6.900% due 10/1/29                           1,045,000
      100,000  VMIG 1*   Monroe County, GA Development Authority,
                          PCR, 4.300% due 4/1/32 (d)                     100,000
--------------------------------------------------------------------------------
                                                                       2,077,500
--------------------------------------------------------------------------------
Hawaii -- 3.2%
    2,000,000  A         Hawaii State Department of Budget & Finance,
                          Special Purpose Revenue, Kaiser Permanente,
                          Series A, 5.100% due 3/1/14                  1,852,500
    2,000,000  AAA       Hawaii State GO, Series CP, FGIC-Insured,
                          5.000% due 10/1/16                           1,932,500
--------------------------------------------------------------------------------
                                                                       3,785,000
--------------------------------------------------------------------------------
Illinois -- 0.8%
    1,000,000  Aaa*      Illinois HFA, Memorial Health System,
                          MBIA-Insured, 5.250% due 10/1/18               960,000
--------------------------------------------------------------------------------
Iowa -- 1.3%
    1,500,000  AA-       Dawson, IA IDR, (Cargill Inc. Project),
                          6.500% due 7/15/12                           1,560,000
--------------------------------------------------------------------------------
                                                  See Notes to
                                                  Financial Statements.

                        Schedule of Investments
                        August 31, 2000 (continued)


    Face
   Amount     Rating(a)             Security                              Value
================================================================================
Maryland -- 0.3%
$   4,000,000    NR   Maryland State Energy Financing
                        Administration, Solid Waste Disposal
                        Revenue, (Hagerstown Recycling Project),
                        9.000% due 10/15/16 (b)(e)                    $  360,000
--------------------------------------------------------------------------------
Massachusetts -- 5.2%
    1,000,000   Aaa*  Massachusetts State College Building
                        Authority Revenue, Series 1, MBIA-Insured,
                        5.375% due 5/1/39                                951,250
    1,000,000   AAA   Massachusetts State Health & Educational
                        Facilities Authority Revenue, Northeastern
                        University, Series I, MBIA-Insured, 5.000%
                        due 10/1/29                                      902,500
    1,000,000   AAA   Massachusetts State HFA, Housing
                        Development, Series B, MBIA-Insured,
                        5.300% due 12/1/17                               986,250
    2,000,000   AAA   Massachusetts State Turnpike Authority,
                        Metropolitan Highway System Revenue,
                        Sub. Series A, AMBAC-Insured, 4.750%
                        due 1/1/34                                     1,722,500
      510,000   AAA   Massachusetts State Water Resource
                        Authority, MBIA-Insured, Series C,
                        5.250% due 12/1/20                               492,788
    1,000,000   AA    Massachusetts Bay Transportation
                        Authority, Sale Taxes Revenue, Series A,
                        5.500% due 7/1/30                                983,750
--------------------------------------------------------------------------------
                                                                       6,039,038
--------------------------------------------------------------------------------
Michigan -- 4.8%
    4,000,000  NR     Michigan State Strategic Fund Resource
                        Recovery, Limited Obligation Revenue,
                        Central Wayne Energy Recovery L.P.,
                        Series A, 7.000% due 7/1/27 (b)                3,645,000
    2,000,000   AAA   Michigan State COP, AMBAC-Insured,
                        5.500% due 6/1/27                              1,977,500
--------------------------------------------------------------------------------
                                                                       5,622,500
--------------------------------------------------------------------------------
Minnesota -- 0.8%
    1,000,000   AAA   Minneapolis & Saint Paul, MN Community
                        Airport Revenue, Series A, FGIC-Insured,
                        5.125% due 1/1/25                                942,500
--------------------------------------------------------------------------------


                                                  See Notes to
                                                  Financial Statements.

                        Schedule of Investments
                        August 31, 2000 (continued)

    Face
   Amount     Rating(a)             Security                              Value
================================================================================
Montana -- 1.7%
$   2,000,000  NR     Montana State Board of Investment Resource
                        Recovery Revenue, (Yellowstone Energy
                        L.P. Project), 7.000% due 12/31/19 (b)     $   1,935,000
--------------------------------------------------------------------------------
Nevada -- 4.2%
    4,650,000  Baa2* Clark County, NV IDR, Southwest Gas
                        Corp., Series B, 7.500% due 9/1/32 (b)         4,865,062
--------------------------------------------------------------------------------
New Jersey -- 2.5%
    3,000,000  A      New Jersey Health Care Facilities Finance
                        Authority Revenue, Robert Wood Johnson
                        University Hospital, 5.700% due 7/1/20         2,970,000
--------------------------------------------------------------------------------
New Mexico -- 0.9%
    1,085,000  AAA    New Mexico Mortgage Financing Authority,
                        Single-Family Mortgages, Series D-3,
                        5.625% due 9/1/28                              1,078,219
--------------------------------------------------------------------------------
New York -- 6.8%
    2,000,000  AAA    Nassau Health Care Corp., New York Health
                        System Revenue, Nassau County Guaranteed,
                        FSA-Insured, Series A, 5.500% due 8/1/19       1,982,500
    2,000,000  AA     New York, NY Transitional Finance
                        Authority Revenue, Future Tax Secured,
                        Series C, 5.500% due 11/1/29                   1,967,500
    3,000,000  AAA    New York State Thruway Authority,
                        Highway & Bridge Transportation Fund,
                        FGIC-Insured, Series A, 5.000% due 4/1/18      2,820,000
    1,150,000  AAA    New York State Dormitory Authority
                        Revenue, St. John's University,
                        MBIA-Insured, 5.250% due 7/1/25                1,096,812
--------------------------------------------------------------------------------
                                                                       7,866,812
--------------------------------------------------------------------------------
North Carolina -- 1.4%
    1,500,000  A3*    Coastal Regional Solid Waste Management
                        Disposal Authority, Solid Waste Disposal
                        Revenue, 6.500% due 6/1/08                     1,580,625
--------------------------------------------------------------------------------
Ohio -- 2.5%
    1,000,000  AAA    Cuyahoga County, OH Hospital Revenue,
                        AMBAC-Insured, 5.500% due 1/15/30                978,750
    1,990,000  AAA    Lucas County, OH Hospital Revenue,
                        Promedia Healthcare Obligation Group,
                        AMBAC-Insured, 5.375% due 11/15/29             1,912,887
--------------------------------------------------------------------------------
                                                                       2,891,637
--------------------------------------------------------------------------------

                                                 See Notes to
                                                 Financial Statements.

                        Schedule of Investments
                        August 31, 2000 (continued)

    Face
   Amount     Rating(a)             Security                              Value
================================================================================
South Carolina -- 4.5%
$   2,120,000   A3*   Myrtle Beach, SC COP, (Myrtle Beach
                        Convention Center Project),
                        6.875% due 7/1/07                           $  2,252,500
    3,000,000   Aaa*  South Carolina Transportation Infrastructure,
                        Bank Revenue, AMBAC-Insured, Series A,
                        5.250% due 10/1/21                             2,891,250
--------------------------------------------------------------------------------
                                                                       5,143,750
--------------------------------------------------------------------------------
Texas--16.7%
    3,000,000   AAA   Aledo, TX ISD, GO, PSFG,
                        5.000% due 2/15/29                             2,707,500
    1,000,000   Aaa*  Azle, TX ISD, PSFG, Series C,
                        5.000% due 2/15/22                               926,250
    2,000,000   A3*   Brazos River Authority, PCR, Utility Electric
                        Co., Series C, 5.550% due 6/1/30 (b)           1,867,500
      435,000   Aaa*  Burleson, TX ISD, GO, PSFG, 6.750% due 8/1/24      468,169
                      Dallas-Fort Worth, TX International Airport
                        Facilities Revenue, American Airlines:
    4,000,000  Baa1*     6.375% due 5/1/35 (b)                         3,915,000
    1,400,000  Baa1*     Series A, 5.950% due 5/1/29 (b)               1,408,750
    1,000,000  Baa1*     Series B, 6.050% due 5/1/29 (b)               1,008,750
    1,000,000  AA     Harris County, TX Health Facilities
                        Development Corp., Hospital Revenue,
                        (Texas Childrens Hospital Project),
                        5.250% due 10/1/19                               926,250
    1,000,000  AAA    Matagorda County, TX Naval District
                        Revenue, AMBAC-Insured, Series A,
                        5.250% due 6/1/26 (b)                            948,750
    1,830,000  Aa1*   Texas State GO, Water Development,
                        Series D, 5.000% due 8/1/16                    1,759,088
    1,000,000  AAA    Texas Water Development Board Revenue,
                        State Revolving Fund, Sr. Lien, Series B,
                        5.000% due 7/15/19                               943,750
                      West Texas Municipal Power Agency
                        Revenue, MBIA-Insured:
    1,520,000  AAA       5.000% due 2/15/16                            1,472,500
    1,120,000  AAA       5.000% due 2/15/18                            1,065,400
--------------------------------------------------------------------------------
                                                                      19,417,657
--------------------------------------------------------------------------------



                                                      See Notes to
                                                      Financial Statements.

                             Schedule of Investments
                           August 31, 2000 (continued)

    Face
   Amount     Rating(a)             Security                              Value
================================================================================
Virgin Islands -- 0.8%
$   1,000,000   BBB-  Virgin Islands Public Finance Authority
                        Revenue, Sr. Lien, Series A, 5.500%
                        due 10/1/22                                   $  936,250
--------------------------------------------------------------------------------
Virginia -- 4.0%
                      Virginia State Housing Development Authority:
                        Commonwealth Mortgage Revenue:
    1,245,000   AA+      Series D, Sub. Series D-3, Remarketed
                          5/30/96, 5.700% due 7/1/09                   1,294,800
    2,350,000   AA+      Series F, Sub. Series F-1, Remarketed
                          9/12/95, 6.400% due 7/1/17                   2,435,188
      925,000   AA+   Multi-Family Housing Revenue,
                         Series K, 5.900% due 11/1/11                    965,469
--------------------------------------------------------------------------------
                                                                       4,695,457
--------------------------------------------------------------------------------
Wisconsin -- 3.9%
                        Wisconsin Housing EDA, Series A:
    2,000,000   AA        Home Ownership Revenue, 6.450%
                          due 3/1/17                                   2,080,000
    1,370,000   AA-       Housing Revenue, 5.650% due 11/1/23          1,370,000
    1,000,000   AAA   Wisconsin State Health & Educational
                          Facilities Authority Revenue, (Medical
                          College of Wisconsin Project),
                          MBIA-Insured, 5.400% due 12/1/16             1,003,750
--------------------------------------------------------------------------------
                                                                       4,453,750
--------------------------------------------------------------------------------
                      TOTAL INVESTMENTS 100%
                      (Cost -- $117,632,176**)                    $  116,517,063
--------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Rating's Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(e)  Security in default.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 14 and 15 for definitions of ratings and certain security descriptions.

                                                  See Notes to
                                                  Financial Statements.

                   Summary of Investments by Combined Ratings
                           August 31, 2000 (unaudited)

                                                    Percent of
Moody's         and/or        Standard & Poor's  Total Investments
------------------------------------------------------------------
Aaa                                 AAA               37.5%
Aa                                  AA                13.9
A                                   A                 21.5
Baa                                 BBB               16.2
Ba                                  BB                 2.0
VMIG 1                              SP-1               0.1
NR                                  NR                 8.8
                                                     ------
                                                     100.0%
                                                     ======

                                  Bond Ratings
                                   (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.


AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.



Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 is the lowest ranking within its generic category.


Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                           Short-Term Security Ratings

                                   (unaudited)



SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-2 -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.



                              Security Descriptions

                                   (unaudited)



ABAG -- Association of Bay Area Governments

AIG  -- American International Guaranty

AMBAC -- AMBAC Indemnity Corporation

BAN  -- Bond Anticipation Notes

BIG  -- Bond Investors Guaranty

CGIC -- Capital Guaranty Insurance Company

CHFCLI -- California Health Facility Construction Loan Insurance

COP  -- Certificate of Participation

EDA  -- Economic Development Authority

FAIRS -- Floating Adjustable Interest Rate Securities

FGIC -- Financial Guaranty Insurance Company

FHA  -- Federal Housing Administration

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

FRTC -- Floating Rate Trust Certificates

FSA  -- Financial Security Assurance

GIC  -- Guaranteed Investment Contract

GNMA -- Government National Mortgage Association

GO   -- General Obligation

HDC  -- Housing Development Corporation

HFA  -- Housing Finance Authority

IDA  -- Industrial Development Authority

IDB  -- Industrial Development Board

IDR  -- Industrial Development Revenue

IFA  -- Industrial Finance Agency

INFLOS -- Inverse Floaters

ISD  -- Independent School District

LOC  -- Letter of Credit

MBIA -- Municipal Bond Investors Assurance Corporation

MVRICS -- Municipal Variable Rate Inverse Coupon Security

PCR  -- Pollution Control Revenue

PSFG -- Permanent School Fund Guaranty

RAN  -- Revenue Anticipation Notes

RIBS -- Residual Interest Bonds

RITES -- Residual Interest Tax-Exempt Securities

SYCC -- Structured Yield Curve Certificate

TAN  -- Tax Anticipation Notes

TECP -- Tax Exempt Commercial Paper

TOB  -- Tender Option Bonds

TRAN -- Tax and Revenue Anticipation Notes

VA   -- Veterans Administration

VRDD -- Variable Rate Daily Demand

VRWE -- Variable Rate Wednesday Demand

                       Statement of Assets and Liabilities





                                                                 August 31, 2000
================================================================================
ASSETS:
  Investments, at value (Cost -- $117,632,176)                     $116,517,063
  Cash                                                                   32,115
  Interest receivable                                                 1,750,404
  Receivable for securities sold                                         10,000
--------------------------------------------------------------------------------
  Total Assets                                                      118,309,582
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     138,971
  Investment advisory fees payable                                       38,645
  Accrued expenses                                                      116,222
--------------------------------------------------------------------------------
  Total Liabilities                                                     293,838
--------------------------------------------------------------------------------
Total Net Assets                                                   $118,015,744
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     10,256
  Capital paid in excess of par value                               125,012,117
  Overdistributed net investment income                                 (41,971)
  Accumulated net realized loss from security transactions           (5,849,545)
  Net unrealized depreciation of investments                         (1,115,113)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.51 a share on 10,256,306 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)          $118,015,744
================================================================================


                                                       See Notes to
                                                       Financial Statements.

                             Statement of Operations



                                                                      Year Ended
                                                                 August 31, 2000
================================================================================
INVESTMENT INCOME:
  Interest                                                         $  7,269,871
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                     824,222
  Administration fees (Note 3)                                          235,492
  Shareholder communications                                            111,938
  Audit and legal                                                       103,398
  Directors' fees                                                        38,346
  Registration fees                                                      23,184
  Shareholder and system servicing fees                                  21,414
  Pricing service fees                                                    9,388
  Custody                                                                 4,388
  Other                                                                  10,880
--------------------------------------------------------------------------------
  Total Expenses                                                      1,382,650
  Less: Investment advisory and administration fee waivers (Note 3)    (322,489)
--------------------------------------------------------------------------------
  Net Expenses                                                        1,060,161
--------------------------------------------------------------------------------
Net Investment Income                                                 6,209,710
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                               52,404,882
   Cost of  securities sold                                          52,719,146
--------------------------------------------------------------------------------
  Net Realized Loss                                                    (314,264)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of year                                                 (1,922,405)
   End of year                                                       (1,115,113)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                               807,292
--------------------------------------------------------------------------------
Net Gain on Investments                                                 493,028
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $  6,702,738
--------------------------------------------------------------------------------


                                                  See Notes to
                                                  Financial Statements.

                       Statements of Changes in Net Assets



                                                  Year Ended       Year Ended
                                              August 31, 2000    August 31, 1999
================================================================================
OPERATIONS:
  Net investment income                        $   6,209,710    $   6,292,028
  Net realized loss                                 (314,264)      (4,551,659)
  (Increase) decrease in net
    unrealized depreciation                          807,292       (7,010,676)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                                6,702,738       (5,270,307)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                           (6,345,549)      (6,088,436)
  Net realized gains                                    --         (1,988,543)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                 (6,345,549)      (8,076,979)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Treasury stock acquired                         (8,955,152)        (268,562)
--------------------------------------------------------------------------------
Decrease in Net Assets                            (8,597,963)     (13,615,848)
NET ASSETS:
  Beginning of year                              126,613,707      140,229,555
--------------------------------------------------------------------------------
  End of year*                                 $ 118,015,744    $ 126,613,707
--------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
         net investment income of:             $     (41,971)   $      93,868
--------------------------------------------------------------------------------


                                                       See Notes to
                                                       Financial Statements.

                          Notes to Financial Statements



     1. Significant Accounting Policies


     Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                          Notes to Financial Statements

                                   (continued)


     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the year ended August 31, 2000, SSBC waived $250,825 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended August 31, 2000, SSBC waived $71,664 of its administration fee.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4. Investments

     For the year ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


================================================================================
Purchases                                                           $ 43,453,174
--------------------------------------------------------------------------------
Sales                                                                 52,404,882
================================================================================


     At August 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


================================================================================
Gross unrealized appreciation                                      $  4,044,204
Gross unrealized depreciation                                        (5,159,317)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (1,115,113)
================================================================================


     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each

                          Notes to Financial Statements

                                   (continued)

day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At August 31, 2000, the Fund had no open futures contracts.

     6. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     7. Capital Shares

     At August 31, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

     On July 27, 1999, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased (and retired) 978,400 shares with a total cost of $9,223,714. During the year ended August 31, 2000, the Fund repurchased 951,200 shares with a total cost of $8,955,152.

     8. Capital Loss Carryforwards

     At August 31, 2000, the Fund had, for Federal income tax purposes, approximately $5,828,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:



                                                    2007              2008
================================================================================
Carryforward Amounts                              $973,000         $4,855,000
================================================================================

                             Financial Highlights



For a share of capital stock outstanding throughout each year ended August 31, except where noted:



                                                 2000          1999          1998          1997          1996
==============================================================================================================
Net Asset Value, Beginning of Year             $11.30        $12.48        $12.15        $11.98        $12.36
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(1)/                     0.59          0.56          0.55          0.63          0.66
  Net realized and unrealized gain (loss)        0.05         (1.02)         0.53          0.48         (0.21)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.64         (0.46)         1.08          1.11          0.45
--------------------------------------------------------------------------------------------------------------
Gains From Repurchase of Treasury Stock          0.17            --            --            --            --
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.60)        (0.54)        (0.58)        (0.66)        (0.67)
  Net realized gains                               --         (0.18)        (0.17)        (0.28)        (0.16)
--------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.60)        (0.72)        (0.75)        (0.94)        (0.83)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $11.51        $11.30        $12.48        $12.15        $11.98
--------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value/(2)/         5.21%        (0.59)%       (1.31)%        7.75%         7.35%
--------------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value/(2)/      8.49%        (3.29)%        9.57%         9.86%         4.01%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $118          $127          $140          $137          $134
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(1)/                                  0.90%         1.03%         1.10%         1.10%         1.09%
  Net investment income                          5.28          4.62          4.46          5.23          5.31
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            37%           27%           66%           97%           63%
--------------------------------------------------------------------------------------------------------------
Market Value, End of Year                      $9.938       $10.063       $10.813       $11.688       $11.750
==============================================================================================================

/(1)/ The investment adviser and administrator waived a portion of their fees for each of the years in the two-year period ended August 31, 2000. If such fees were not waived, the per share decreases in net investment income and the actual ratios of expenses to average net assets would have been as follows:



               Per share decreases in            Expense ratios
                net investment income          without fee waivers
                ---------------------          -------------------
     2000            $ 0.03                          1.17%
     1999              0.01                          1.09


/(2)/ The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

                          Independent Auditors' Report


The Shareholders and Board of Directors of
Managed Municipals Portfolio II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed Municipals Portfolio II Inc. as of August 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipals Portfolio II Inc. as of August 31, 2000, the results of its operations for the year then ended, the change in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   /s/ KPMG LLP

New York, New York
October 15, 2000

                         Quarterly Results of Operations
                                   (unaudited)



                                                                          Net Realized               Net Increase
                                                                         and Unrealized             (Decrease) in
                      Investment              Net Investment            Gain (Loss) on             Net Assets From
                        Income                    Income                   Investments               Operations
               ----------------------    ----------------------    -----------------------     ------------------------
                                 Per                       Per                       Per                        Per
Quarter Ended      Total        Share        Total        Share        Total        Share        Total          Share
=======================================================================================================================
November 30,
  1998         $ 1,919,936   $   0.17    $ 1,605,790   $   0.14    $  (355,751)   $  (0.02)    $ 1,250,039    $   0.12
February 28,
  1999           1,897,767       0.17      1,556,424       0.14     (1,135,437)      (0.10)        420,987        0.04
May 31,
  1999           1,916,457       0.17      1,545,491       0.14     (3,064,199)      (0.28)     (1,518,708)      (0.14)
August 31,
  1999           1,956,606       0.17      1,584,323       0.14     (7,006,948)      (0.62)     (5,422,625)      (0.48)
November 30,
  1999           1,886,025       0.17      1,543,056       0.14     (2,887,971)      (0.26)     (1,344,915)      (0.12)
February 29,
  2000           2,458,949       0.23      2,200,351       0.21     (2,979,232)      (0.28)       (778,881)      (0.07)
May 31,
  2000           1,765,854       0.17      1,542,448       0.15        (68,340)      (0.01)      1,474,108        0.14
August 31,
  2000           1,159,043       0.11        923,855       0.09      6,428,571        0.60       7,352,426        0.69
----------------------------------------------------------------------------------------------------------------------


                                 Tax Information
                                   (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2000:

     * 99.72% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.

                                 Financial Data
                                   (unaudited)

For a share of capital stock outstanding throughout each period:



                                  NYSE          Net                   Dividend
Record           Payable        Closing        Asset     Dividend   Reinvestment
Date              Date           Price+        Value+       Paid        Price
================================================================================
9/22/98          9/25/98    $    11.313   $    12.52   $    0.049    $   11.52
10/27/98        10/30/98         11.688        12.46        0.049        11.66
11/23/98        11/27/98         11.563        12.45        0.049        11.55
12/21/98*       12/24/98         11.250        12.28        0.177        11.24
1/26/99          1/29/99         11.125        12.32        0.049        11.10
2/23/99          2/26/99         10.875        12.25        0.049        10.93
3/23/99          3/26/99         10.563        12.15        0.049        10.67
4/27/99          4/30/99         10.375        12.12        0.049        10.41
5/25/99          5/28/99         10.188        11.96        0.049        10.40
6/22/99          6/25/99         10.563        11.61        0.050        10.51
7/27/99          7/30/99          9.875        11.60        0.050         9.98
8/24/99          8/27/99          9.875        11.25        0.050        10.00
9/21/99          9/24/99          9.625        11.22        0.050         9.69
10/26/99        10/29/99          9.438        10.88        0.050         9.56
11/22/99        11/26/99          9.563        11.08        0.050         9.26
12/27/99        12/30/99          9.063        10.91        0.050         9.07
1/25/00          1/28/00          9.438        10.79        0.050         9.52
2/22/00          2/25/00          9.438        10.86        0.050         9.49
3/28/00          3/31/00          9.188        11.15        0.050         9.34
4/25/00          4/28/00          9.313        11.11        0.050         9.34
5/23/00          5/26/00          9.125        10.81        0.050         9.26
6/27/00          6/30/00          9.563        11.17        0.050         9.66
7/25/00          7/28/00          9.563        11.31        0.050         9.78
8/22/00          8/25/00          9.875        11.46        0.050         9.96
================================================================================


+    As of record date.
*    Capital gain distribution.

                           Dividend Reinvestment Plan
                                   (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the

                           Dividend Reinvestment Plan
                             (unaudited) (continued)

dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                           ---------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                               Managed Municipals
                                Portfolio II Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus



Officers
Heath B. McLendon
President and
Chief Executive Officer


Lewis E. Daidone
Senior Vice President
and Treasurer


Joseph P. Deane
Vice President and
Investment Officer


David Fare
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary



Investment Adviser
SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013



Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030


Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

              This report is intended only for shareholders of the
                      Managed Municipals Portfolio II Inc.
               It is not a Prospectus, circular or representation
              intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.



                                  FD0775 10/00